GuidePath® Conservative Income Fund
Schedule of Investments (Unaudited)
December 31, 2022

Number of Shares		Value
	INVESTMENT COMPANIES - 46.45%
	Domestic Fixed Income Funds - 46.45%
46,613	Invesco Senior Loan ETF (a)	$956,965
23,412	iShares 0-5 Year High Yield Corporate Bond ETF	957,317
26,804	Schwab Short-Term U.S. Treasury ETF	1,293,025
106,387	SPDR Bloomberg Barclays Investment Grade Floating Rate ETF (a)	3,233,101
	Total Investment Companies (Cost $6,468,916)	6,440,408

	SHORT TERM INVESTMENTS - 52.69%
	Money Market Funds - 33.32%
4,620,515	DWS Government Money Market Series - Institutional Shares
	Effective Yield, 4.22% (b)(c)	4,620,515

Principal Amount
	U.S. Treasury Bills - 5.30%
750,000	0.00%, 06/15/2023	734,898
	U.S. Treasury Notes - 14.07%
500,000	2.500%, 03/31/2023	497,661
750,000	1.375%, 09/30/2023	731,748
750,000	0.500%, 11/30/2023	721,614
		1,951,023
	Total Short Term Investments (Cost $7,319,891)	7,306,436

Number of Units
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 15.92%
2,207,725	Mount Vernon Liquid Assets Portfolio, LLC
	Effective Yield, 4.49% (b)	2,207,725
	Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $2,207,725)	2,207,725

	Total Investments (Cost $15,996,532) - 115.06%	15,954,569
	Liabilities in Excess of Other Assets - (15.06)%	(2,088,638)
	TOTAL NET ASSETS - 100.00%	$13,865,931

Percentages are stated as a percent of net assets.
(a)	All or portion of this security is on loan.
(b)	Seven-day yield as of December 31, 2022.
(c)	Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including financial statements, is available from the SEC’s EDGAR database at www.sec.gov.